Subsequent Events	12 Months Ended
Jun. 30, 2021
Text Block [Abstract]
Subsequent Events
2 1 .	SUBSEQUENT EVENTS

(a)	Acquisition of NetMotion
On July 1, 2021, the Company completed the acquisition of 100% of NetMotion Software, Inc. (“NetMotion”), a leading provider of connectivity and security solutions, pursuant to the Agreement and Plan of Merger dated May 11, 2021. The purchase price was approximately $340.0 million, subject to customary closing and working capital adjustments. The acquisition was financed with $65.0 million of cash on hand and $275.0 million term loan from Benefit Street Partners LLC (note 2
1
(b)).
During the year ended June 30, 2021, the Company incurred $9.1 million of acquisition costs, which are included within general and administrative expense. The Company is in the process of evaluating the initial purchase price allocation.

(b)	Term Loan
On July 1, 2021, the Company entered into a Credit Agreement with Benefit Street Partners LLC and its affiliates pursuant to which we obtained a USD
$
275.0

million secured term loan (the “Term Loan Facility”). The Term Loan Facility was drawn down in full on closing of the NetMotion acquisition. The Term Loan has a six
-year
term, and bears interest at a floating rate predicated on the LIBOR or the US base rate plus a variable margin which ranges from 5.50% to 6.00% for LIBOR loans and 4.50% to 5.00% for US base rate loans based on Absolute’s total net leverage ratio. The Company has elected an initial interest rate of LIBOR plus margin, subject to minimum interest rate of

6.75
%.

(c)	Quarterly dividend
On July 20, 2021, the Company declared a quarterly dividend of CAD$0.08 per share on its common shares, payable in cash on August 27, 2021 to shareholders of record at the close of b
u
siness on August 11, 2021.

(d)	Employee share ownership plan
On July 26, 2021, 42,164 common shares were issued pursuant to the Employee Share Ownership Plan.